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                                                                    Exhibit 10.3


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form F-3 No. 333-7284, No. 333-14102 and No. 333-91034) of SK Telecom Co., Ltd.
and in the related Prospectus of our report dated January 25, 2002, with respect to the financial statements of Shinsegi Telecomm, Inc., included in this Amendment No. 1 to the Annual Report on Form 20-F/A of SK Telecom Co., Ltd. for the year ended December 31, 2002.



/s/ Young Wha

Young Wha Corporation


Seoul, Korea
June 30, 2003